SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 16, 2004


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


               NEBRASKA                001-31924               84-0748903
     (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)          File Number)         Identification No.)

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                         121 SOUTH 13TH STREET
                               SUITE 201
                           LINCOLN, NEBRASKA                             68508
                (Address of principal executive offices)              (Zip Code)
Registrant's telephone number, including area code (402) 458-2370
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
            Year.

               Nelnet, Inc. amended its bylaws, effective as of November 16, 2004. The amendment to the bylaws is contained in Article III thereof, which eliminates the former requirement for appointment of persons to fill certain designated offices and adds a grant of discretion to Nelnet, Inc.'s Board of Directors to determine which of the described offices are to be filled.

Item 9.01.  Financial Statements and Exhibits.

               A copy of the Third Amended and Restated Bylaws of Nelnet, Inc. is attached as Exhibit 3.1 to this Current Report.



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                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 18, 2004

                                     NELNET, INC.




                                     By:     /s/ Terry J. Heimes
                                          --------------------------------------
                                          Name:   Terry J. Heimes
                                          Title:  Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

    3.1          Third Amended and Restated Bylaws of Nelnet, Inc.